EXHIBIT 99.1

Electronically Filed
12/30/2019 1:49 PM
Steven D. Grierson
CLERK OF THE COURT

NOTC

PETER L. CHASEY, ESQ.

Nevada Bar No. 007650

CHASEY LAW OFFICES

3295 N. Fort Apache Road, Suite 110

Las Vegas, Nevada 89129

Tel: (702) 233-0393 Fax: (702) 233-2107

email: peter@chaseylaw.com

Attorney for Petitioner

CUSTODIAN VENTURES, LLC

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of	) CASE NO.:	A-19-805646-B
	) DEPT NO.:	XXVII
GO SILVER TOPRICH HOLDINGS, INC., a Nevada	)
Corporation,	)
)
(Petition of Custodian Ventures, LLC))
____________________________________	)

NOTICE OF ENTRY OF ORDER

PLEASE TAKE NOTICE that on the 30th day of December, 2019 the attached Order Appointing Custodian was entered in the above-captioned case.

Dated this 30th day of December, 2019.

CHASEY LAW OFFICES

/s/ Peter L. Chasey
Peter L. Chasey, Esq.
Nevada Bar No. 007650
3295 N. Fort Apache Rd., Ste. 110
Las Vegas, NV 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
Email: peter@chaseylaw.com
Attorney for Petitioner
CUSTODIAN VENTURES, LLC

Case Number: A-19-805646-B

CERTIFICATE OF SERVICE

I hereby certify that on the 30th day of December, 2019, I served a true and complete copy of the foregoing NOTICE OF ENTRY OF ORDER by placing a copy of the same in the United States Mail, postage fully prepaid addressed to the following:

Officers and Directors Go Silver Toprich Holdings, Inc. 6F No. 947, Qiao Xing Road Shiqiao Town, Panyu District Guangzhou, China	Officers and Directors Go Silver Toprich Holdings, Inc. Suite 2711A, 27/F, Exchange Tower 33 Wang Chui Road, Kowloon Bay Kowloon, HGK China

Corporate Stock Transfer

3200 Cherry Creek Drive South, Suite 430

Denver, CO 80209

AN EMPLOYEE OF CHASEY LAW OFFICES

Electronically Filed
12/30/2019 9:57 AM
Steven D. Grierson
CLERK OF THE COURT

ORDR

PETER L. CHASEY, ESQ.

Nevada Bar No. 007650

CHASEY LAW OFFICES

3295 N. Fort Apache Road, Suite 110

Las Vegas, Nevada 89129

Tel: (702) 233-0393 Fax: (702) 233-2107

email: peter@chaseylaw.com

Attorney for Petitioner

CUSTODIAN VENTURES, LLC

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of	)	CASE NO.:	A-19-805646-B
	)	DEPT NO.:	XXVII
GO SILVER TOPRICH HOLDINGS, INC., a Nevada	)
Corporation,	)	ORDER APPOINTING CUSTODIAN
	)	[NRS 78.347(1)(B)]
(Petition of Custodian Ventures, LLC),	)
__________________________________________	)

THE COURT, having considered Petitioner, CUSTODIAN VENTURES, LLC's Motion for Appointment of Custodian for GO SILVER TOPRICH HOLDINGS, INC., proper notice having been given to the officers and directors of GO SILVER TOPRICH HOLDINGS, INC. pursuant to NRS 78.750(2), no opposition having been received, and good cause appearing,

IT IS ORDERED, ADJUDGED AND DECREED that:

1. Petitioner CUSTODIAN VENTURES, LLC is hereby appointed custodian of GO SILVER TOPRICH HOLDINGS, INC.

2. CUSTODIAN VENTURES, LLC is hereby authorized to take all reasonable and prudent actions on behalf of GO SILVER TOPRICH HOLDINGS, INC. including but not limited to appointing interim officers and directors, negotiating and compromising debt, executing contracts and other agreements, authorizing and issuing new shares of stock, and authorizing new classes of stock, and initiating litigation in the name of GO SILVER TOPRICH HOLDINGS, INC.

Case Number: A-19-805646-B

3. CUSTODIAN VENTURES, LLC shall revive and/or reinstate GO SILVER TOPRICH HOLDINGS, INC. with the Nevada Secretary of State.

4. CUSTODIAN VENTURES, LLC shall provide reasonable notice to all shareholders of record of a shareholders meeting to be held after this Order is entered, and that the shareholders who attend such meeting, whether in person or by proxy, shall constitute a quorum sufficient for all purposes of the meeting.

5. The record transfer agent for GO SILVER TOPRICH HOLDINGS, INC. is hereby authorized and directed to cooperate with CUSTODIAN VENTURES, LLC concerning the shareholder list for GO SILVER TOPRICH HOLDINGS, INC.

6. CUSTODIAN VENTURES, LLC shall file an amendment to the Articles of Incorporation for GO SILVER TOPRICH HOLDINGS, INC. with the Nevada Secretary of State containing the following disclosures and statements:

(a)	Disclosures of any previous criminal, administrative, civil or National Association of Securities Dealers, Inc., or Securities and Exchange Commission investigations, violations, or convictions concerning CUSTODIAN VENTURES, LLC, or its affiliates or subsidiaries.

(b)	A statement that reasonable, but ultimately unsuccessful, attempts were made to contact the officers or directors of the corporation to request that GO SILVER TOPRICH HOLDINGS, INC. comply with Chapter 78 of the Nevada Revised Statutes.

(c)	A statement that as Custodian, CUSTODIAN VENTURES, LLC, is authorized to continue the business of GO SILVER TOPRICH HOLDINGS, INC. for the benefit of the corporation and its shareholders.

(d)	A statement that CUSTODIAN VENTURES, LLC will reinstate GO SILVER TOPRICH HOLDINGS, INC.’s charter to do business in the State of Nevada.

(e)	Any other information as may be required by regulations promulgated by the Nevada Secretary of State.

7. CUSTODIAN VENTURES, LLC, as custodian of GO SILVER TOPRICH HOLDINGS, INC., shall submit a report to this Court of the actions taken by the custodian every 1 month from the date of Notice of Entry of this Order while the custodianship remains active.

IT IS SO ORDERED.

Dated this 26 day of Dec, 2019.

DISTRICT COURT JUDGE

Respectfully Submitted by:

CHASEY LAW OFFICES

/s/ Peter L. Chasey
Peter L. Chasey, Esq. Nevada Bar No. 007650 3295 N. Fort Apache Rd., Ste. 110 Las Vegas, NV 89129 (702) 233-0393 Attorney for Petitioner CUSTODIAN VENTURES, LLC